                                                                  EXHIBIT 99.0


                                       CONSENT

    The undersigned hereby consents to being named as a prospective director of Ocwen Financial Corporation in the Registration Statement on Form S-1 filed by Ocwen Financial Corporation with the Securities and Exchange Commission on or about May 31, 1996, to which Registration Statement this Consent is an Exhibit, and an in any amendments (including post-effective amendments) thereto.



                                       /s/ Howard H. Simon
                                       -------------------
                                       Howard H. Simon


Date:    May 31, 1996